UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 6, 2014 (September 30, 2014)

FlexShopper, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-52589	20-5456087
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

2700 North Military Trail, Ste. 200 Boca Raton, FL	33431
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(561) 419-2923

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The sole purpose of this Amendment is to correct the following error set forth in the originally filed Form 8-K (Date of earliest event reported September 30, 2014) filed with the Securities and Exchange Commission on October 6, 2014:

Item 4.02: Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review should be code as Item 4.01. Changes in Registrant’s Certifying Accountant in the EDGAR Submission Information.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On September 30, 2014, our Board of Directors approved the dismissal of Scott and Company LLC (referred to as Scott) as our independent registered public accounting firm and the Company notified Scott of its dismissal.

In connection with the audits of the years ended December 31, 2013 and 2012 and the subsequent interim periods through September 30, 2014, there were no disagreements with Scott on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to Scott’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports. Similarly, none of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred during the time that Scott was engaged as our independent registered accounting firm.

The audit reports of Scott on the consolidated financial statements of FlexShopper, Inc. as of and for the years ended December 31, 2013 and 2012 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

Effective September 30, 2014, our Board of Directors approved the appointment of Eisner Amper LLP (referred to as Eisner) as our independent registered public accounting firm. During the years ended December 31, 2013 and 2012 and through September 30, 2014, we did not nor did anyone acting on our behalf, consult Eisner regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on our financial statements, or any reportable events described under Item 304(a)(2)(ii) of Regulation S-K.

We provided a copy of the above disclosures to Scott and requested Scott to provide us with a letter addressed to the Securities and Exchange Commission stating whether or not Scott agrees with the disclosures. A copy of Scott’s letter, dated October 3, 2014, confirming its agreement with the disclosures in this Item 4.01 is attached as Exhibit 16.1 to this Form 8-K.

 Item 9.01   Financial Statements and Exhibits.

(d) Exhibit.

 The following exhibit is filed with this Form 8-K.

Number	Exhibit
16.1	Scott and Company LLC dated October 3, 2014

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXSHOPPER, INC., a Delaware corporation
Dated: October 17, 2014
	By:	/s/ Brad Bernstein
Brad Bernstein, President and Chief Financial Officer